Exhibit 24(b)13) POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 1st day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney, President, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 3rd day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Bridget M. Healy Bridget M. Healy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 2nd day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature /s/ Donald W. Britton Donald W. Britton, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 2nd day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 1st day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat

David A. Wheat, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-151031
033-59261	333-66757	333-111684	333-133153	333-153622
333-28679	333-57218	333-111685	333-133154	333-158928
333-28755	333-63692	333-111686	333-133155
333-28769	333-70600	333-117260	333-133944

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626

811-08524

811-09026

I hereby ratify and confirm on this 1 day of June, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer